38th Annual J.P. Morgan Healthcare Conference JANUARY 16, 2020 Gritstone Exhibit 99.1

This presentation contains forward-looking statements including, but not limited to, statements related to our preclinical and clinical product candidates, GRANITE, SLATE, and our bispecific antibody program. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of immunogenicity and clinical data for GRANITE and SLATE, identification of development candidate for our bispecific antibody program, our future results of operations and financial position, business strategy, prospective products, availability of funding, clinical trial results, product approvals and regulatory pathways, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products, and our ability to create value are forward-looking statements. Because forward-looking statements are inherently subject to risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see Gritstone’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report filed on November 12, 2019 and any current and periodic reports filed thereafter. Safe Harbor and Forward-Looking Statements

Executive Summary

Phase I Clinical Programs with Neoantigen-based Therapies

Personalized GRANITE
Unprecedented neoantigen-specific CD8+ T cell generation in cancer patients

Off-the-Shelf SLATE
Initial focus on tumors with high frequency of KRAS mutation

Engine for Pipeline & Partnering with Gritstone EDGE™

BiSpecific Antibodies
Tumor-specific binding through identification of HLA-peptide targets and high-quality antibodies

Cell Therapy
Collaboration with bluebird bio for tumor-specific targets and natural T cell receptors for cellular-based therapies

Operational Strength

Manufacturing and Testing Facility
~43,000 sq. ft. fully integrated GMP biomanufacturing facility with QC testing

~$151.5MM in cash at end of 3Q19

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gritstone oncology

Tumor Neoantigens are Specific to Tumors and Readily Recognized by Normal T Cells We know T cells recognize short target peptides presented by HLA molecules We know T cells can kill tumors …and now we know that mutant peptides are distinctive tumor-specific targets - Neoantigens T cell Tumor HLA Neoantigen Tumor cell TCR T cell Normal DNA Mutant DNA ACVGN ACVAN Mutant peptide Presented by HLA Normal peptide Presented by HLA T cell T cell

Unfortunately, Many Solid Tumor Patients Lack Neoantigen-Specific T Cells and Will Not Respond to Checkpoint Inhibitor (CPI) Alone Response in Melanoma Patients Treated with Anti-PD-1 Antibody (Pembrolizumab) is Associated with Anti-Tumor CD8+ T Cell Infiltration of the Tumor at Baseline Adapted from Tumeh, Ribas et al., Nature, 2014 T Cell Density (Cells/mm2) 8000 7000 6000 5000 4000 3000 2000 1000 Response Progression Anti-Tumor CD8+ T Cells

Proposed Solution: Use Neoantigen-Based Immunotherapy to Drive Abundant, Active, Neoantigen-Specific T Cells into Tumors Simple intramuscular (IM) injection of prime and boost vectors containing neoantigens Subcutaneous (SC) injection of anti-CTLA-4 mAb to drive T Cell response to antigens in lymph nodes Tumor Intravenous injection of anti-PD-1 mAb to prevent neoantigen-specific T Cells from becoming anergic / exhausted Lymph node

Gritstone’s EDGETM Leads The Field in Neoantigen Identification EDGE is a neural network model of HLA peptide presentation Bulik-Sullivan, et. al. December 2018

Gritstone Has Developed a Unique, Potent Platform for Delivering Antigens to the Immune System to Drive a Strong T Cell Response Non-Human Primate Experiment: 6 SIV antigens ChAdV + SAM + anti-CTLA-4 PBMC: peripheral blood mononuclear cell CD8+ specific T cell responses (overnight stimulation with short peptides of 8-12 amino acids) Delivery of SAM boost + anti-CTLA-4 IFN-g+ T Cells/106 PBMCs Weeks post ChAdV prime Up to 8% of peripheral CD8+ T cells are antigen-specific Memory Cells Boost Prime Self-amplifying mRNA (SAM) Chimpanzee Adenovirus (ChAdV) Heterologous Prime/Boost

Durable T Cell Memory Population Elicited: Very Strong Boost of NHP Immune Response Observed 2 Years After Initial Prime Pre-boost 1-week post-boost * * * * * * * * * Too Numerous To Count 5 – 18% (mean - 12%) of CD8 T Cells are antigen-specific post boost Re-boost with 300 ug SAM + 50 mg ipilimumab (SC) 4 0 Week 20 28 32 12 Vaccine: aCTLA4: ChAdV SAM >1 year 106 SAM 36 Antigen-Specific Memory T-cell Populations Pre-Boost

GRANITE

Many Solid Tumor Patients Will Have Their Own Unique Neoantigens Enabling Personalized Immunotherapy Routine FFPE clinical biopsy as input material Tumor exome Normal exome Tumor transcriptome Oncologist Gritstone Oncologist Routine Biopsy Sequencing Neoantigen Prediction Personalized Immunotherapy Simple Injection Routine clinical biopsy as input material Tumor DNA Tumor RNA Normal DNA Gritstone EDGE™ AI model for tumor antigen prediction trained on human tumor data Patient-specific predicted neoantigens inserted into viral and RNA vectors Immunotherapy administered in conjunction with checkpoint inhibitors Personalized GRANITE 1. 2. 3. 4. 5.

GRANITE Phase 1: Dosing, Safety and Immunogenicity

Rapid assessment of early clinical activity across advanced tumor types in combination with checkpoint inhibitors

All patients receive nivolumab (anti-PD-1)

- Lung
- Gastric
- Colorectal
- Bladder

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 300 μg
SC: 30 mg ipilimumab | SC: 30 mg ipilimumab

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 100 μg
SC: 30 mg ipilimumab | SC: 30 mg ipilimumab

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 100 μg

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 30 μg



Note: IM = intramuscular; SC = subcutaneous; vp = viral particles

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GRANITE Prime/Boost Immunotherapy in Combination with Nivolumab is Well Tolerated with AEs Indicative of an Inflammatory Response Demographics n = 6 Age (mean, range) 66 (50-76) Gender (Female/Male) 2/4 # of doses ChAdV 6 SAM 20 Nivolumab (IV) 24 Ipilimumab (SC) 1 Tumor Types NSCLC 1 Microsatellite stable (MSS)-CRC 2 Gastroesophageal adenocarcinoma (GEA) 3 Prior anti-PD-(L)1 therapy 1 a Self-limiting, asymptomatic increase in creatine kinase b Both SAEs of fever occurring in the same patient c Not treatment-related No DLTs to date Data cut-off 06 Jan 2020 Safety n = 6 Grade 1/2 Grade 3/4 Treatment-related adverse events Fever 7 0 Skin rash 2 0 Diarrhea 2 0 Fatigue 2 0 CK Elevation 0 1a Injection-site reactions 1 0 SAEs Fever 2b 0 Heart Failure 0 1c

Priming with ChAdV Induces Rapid CD8+ T Cell Response and SAM Boosts Further Increase CD8+ T Cell Levels ChAdV 1x1012 vp SAM 30 mg / 100 mg Nivolumab 480 mg Q4W IV Ex vivo (overnight) ELISpot for CD8+ T Cell responses IFN-g spot forming units per 106 PBMCs Weeks 0 4 8 12 16 20 24 36 48 Planned study treatment Pt 1 GEA Pt 2 GEA Pt 3 NSCLC* GRANITE Pt 4 MSS-CRC *Patient progressed on prior anti-PD-(L)1 antibody **Patient had high pre-existing cross-reactive immunity to ChAdV Hexon vp, viral particles ** Pt 5 GEA Pt 6 MSS-CRC TBD TBD Dose Level 2 (SAM: 100 mg) Dose Level 1 (SAM: 30 mg)

Induced CD8$^+$ T Cells Have Cytotoxic Potential and Recognize Multiple Neoantigens

T Cells stimulated in ex vivo ELISpot produce IL-2 and Granzyme B



Cytokine (pg/ml; background subtracted)
150
100
50
0
IL-2
GRZB
Patient 1 (W0)
Patient 1 (W5)
Patient 2 (W0)
Patient 2 (W5)

Ex vivo ELISpot responses to 4 different peptide pools show polyclonal responses



IFNγ (SFU per 10^6 cells)
2500
2000
1500
1000
500
0
4000
3000
2000
1000
0
Pool 1
Pool 2
Pool 3
Pool 4
Patient 1 (W0)
Patient 1 (W12)
Patient 2 (W0)
Patient 2 (W12)

Patient 2: 12 of 20 neoantigens elicit CD8$^+$ T Cell responses*



Positive at 1
or more timepoint(s)
Negative at any
timepoint(s) tested

**Full deconvolution possible due to voluntary leukapheresis from patient 2*

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gritstone ONCOLOGY

76-year old male with metastatic gastroesophageal junctional adenocarcinoma Prior Therapy Partial response to 1st Line FOLFOX Received concomitant 5-FU with first two doses of study treatment GRANITE Response Best overall response: stable disease Progressive disease at week 24 Grade 2 skin rash requiring holding nivolumab for boosts 5 and 6 and introducing IV steroids after boost 5 GRANITE Patient 1, Dose Level 1: Stable Disease for 6 Months 5-FU = 5-fluorouracil; SFU = spot-forming unit; cfDNA = cell-free DNA 237 high quality mutations targeted >100 mutations detected in cfDNA

241 high quality mutations targeted All mutations below or near LOD in cfDNA GRANITE Patient 2, Dose Level 1: Disease Control for 8 Months So Far SFU = spot-forming unit; cfDNA = cell-free DNA; CK, creatinine kinase 60-year old male with metastatic gastroesophageal junctional adenocarcinoma Prior Therapy Partial response to 1st Line FOLFOX followed by complete surgical resection of previously inoperable tumor followed by 3 months of FOLFOX No radiologic evidence of disease at study entry GRANITE Response Best overall response: no evidence of disease Asymptomatic grade 3/4 CK elevation and thrombocytopenia (from pre-existing condition) resulted in 9-week delay between boosts 1 and 2 LOD (approx.)

GRANITE Patient 3, Dose Level 1: Unconfirmed PD; Treated Beyond Progression with Apparent Lesion Cavitation

72-year old female diagnosed with Stage IIIB NSCLC and progression following chemoradiation and durvalumab

Prior Therapy
- Received subsequent carboplatin/gemcitabine, commenced study treatment upon progression

GRANITE Response
- Progressive disease at week 8, but clinically stable and was treated beyond progression with only further increase of 3% at week 16
- Grade 2 fever related to ChAdV and nivolumab

Initial Disease Progression Followed by Stabilization



Baseline
Week 8
(+34% relative to baseline)
Week 16
(+37% relative to baseline)

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gritstone ONCOLOGY

Dose Escalation Continues in GRANITE

All sites actively screening, vaccine manufacturing underway

All patients receive nivolumab (anti-PD-1)

- Lung
- Gastric
- Colorectal (MSS)
- Bladder

ChAdV prime IM: 10^{12} vp → **SAM boosts (x8)** IM: 300 µg
SC: 30 mg ipilimumab | *SC: 30 mg ipilimumab*

ChAdV prime IM: 10^{12} vp → **SAM boosts (x8)** IM: 100 µg
SC: 30 mg ipilimumab | *SC: 30 mg ipilimumab*

ChAdV prime IM: 10^{12} vp → **SAM boosts (x8)** IM: 100 µg — Ongoing

ChAdV prime IM: 10^{12} vp → **SAM boosts (x8)** IM: 30 µg — Completed

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Note: IM = intramuscular; SC = subcutaneous; vp = viral particles gritstone ONCOLOGY

The Efficacy of a Neoantigen Immunotherapy in Combination with Immune Checkpoint Inhibitors can be Inferred in the Right Context Adapted from Manufacturers’ label information on https://labels.fda.gov/getProprietaryName.cfm (retrieved June 2019) and **Le DT, et al. NEJM 2015; 372:2509-20 ORR (%) in previously chemo-treated metastatic non-small cell lung and advanced gastric cancers DURVALUMAB study 1108 phase 1-2 n=304 ATEZOLIZUMAB OAK study phase 3 n=425 PEMBROLIZUMAB study KN-10 phase 3 n=344 NIVOLUMAB study CM-057 phase 3 n=292 16.5 14 18 19 ORR (%) in MSS vs MSI metastatic colorectal cancers a PEMBROLIZUMAB** MSS CRC n=18 PEMBROLIZUMAB* MSI CRC n=149 NIVOLUMAB study CM-142 n=74 NIVOLUMAB + IPILIMUMAB study CM-142 n=119 36 32 49 0 *studies KN-016, KN-164, KN-012, KN-028 and KN-158 0 25 50 75 100 ATEZOLIZUMAB MSS+MSI CRC study IMblaze370 n=373 2 MSI CRC 16.5 0 25 50 75 100 MSS CRC 13.3 PEMBROLIZUMAB study KN-059 n=43 gastric NSCLC

Single-Arm Phase 2 Cohorts in Patients with Advanced Tumors 3L MSS-CRC Phase 1 2L Gastro-esophageal adenocarcinoma (GEA) DL4 DL1 DL2 DL3 Tumor Type Target ORR MSS-CRC 3L 15% GEA 30% In Advanced Tumor Types, GRANITE Phase 2 is Expected to Begin 2H20 Interim analysis and further expansion to support accelerated approval Tumor types: NSCLC and gastro-esophageal adenocarcinoma Treatment setting: Displacing or following adjuvant chemotherapy Design: Randomize 1:1 Primary objective: Recurrence free survival Effect size: HR = 0.5 Randomized Phase 2 Adjuvant Study in High-Risk Localized Tumors RP2D DL = dose level Focus is on adjuvant trial(s) plus tumor types with potential for accelerated approval path

Compelling U.S. Market Opportunity for GRANITE Total Potential Patient Population Per Year (All indications) Total U.S. Market Opportunity Per Year in bn$ (*) > 64,000 > $10Bn GASTRIC MSS-CRC NON-SMALL CELL LUNG NSCLC ADJUVANT 12,000 2028 52,000 130,000 46,000 32,000 2L 25,000 5,800 3L 1,400 2L Annual Mortality Neoantigen Therapy Eligible / Year Annual Incidence Regional Disease *SEER & NCBI data and internal estimates

SLATE

G12V SLATE Shared Neoantigen Cassette “Off-the-shelf” Neoantigen Immunotherapy 20 cancer driver mutations Efficient patient selection via gene panels SLATE Delivers Shared Neoantigens Using Gritstone’s Prime/Boost Platform SAM Vector ChAdV Vector Prime Boost G12D G12C mutations x 20 total KRAS and other mutations delivered as 25 aa sequences

SLATE Product Concept

One Product – Many Selected Patients

Common Driver Mutation

- **KRAS**
  - G12 D
  - G12 A
  - G12 C
  - G12 V
- **β-CATENIN**
- **TP53**
- **Other genes**

×

Class I HLA Molecule

- **HLA - A**
  - A* 01:01
  - A* 02:01
  - A* 11:01
- **HLA - B**
  - B* 08:01
  - B* 35:01
- **HLA - C**
  - C* 01:02
  - C* 08:02

SLATE Patient Selection for KRAS mutations



SLATE Eligible
KRAS Mutation
Lung Adeno
SLATE Eligible
KRAS Mutation
CRC
SLATE Eligible
KRAS Mutation
PDA
Pancreatic Ductal Adenocarcinoma

Exemplary matches only shown

Projected approximate total coverage

gritstone ONCOLOGY

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SLATE Phase 1: Dosing, Safety and Immunogenicity

Rapid assessment of early clinical activity with potential for quick to registration path in Phase 2 expansion cohorts

All patients receive nivolumab (anti-PD-1)

High Frequency KRAS Mutation:

- Lung
- Pancreatic
- Colorectal (MSS)
- Mutation Positive Tumors

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 300 μg
- *SC: 30 mg ipilimumab* / *SC: 30 mg ipilimumab*

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 100 μg
- *SC: 30 mg ipilimumab* / *SC: 30 mg ipilimumab*

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 30 μg
- *SC: 30 mg ipilimumab* / *SC: 30 mg ipilimumab*

ChAdV prime IM: 10^{12} vp → SAM boosts (x8) IM: 30 μg



26

Note: IM refers to intramuscular, SC refers to subcutaneous and vp refers to viral particles gritstone oncology

SLATE Prime/Boost Immunotherapy in Combination with Nivolumab and Ipilimumab Well Tolerated To Date Demographics n = 3 Age (mean, range) 71 (64-83) Gender (Female/Male) 1/2 # of doses ChAdV 3 SAM 6 Nivolumab (IV) 9 Ipilimumab (SC) 3 Tumor and Mutation Types NSCLC KRAS G12C 3 Prior anti-PD-(L)1 therapy 3 a Not treatment-related Safety n = 3 Grade 1/2 Grade 3/4 Treatment-related adverse events Myalgia 1 0 Pruritus 1 0 SAEs Cervical Fracture 0 1a No DLTs to date Data cut-off 06 Jan 2020

SLATE: Single Neoantigen Capable of Driving Strong CD8+ T Cell Response ChAdV 1x1012 vp SAM 30 mg Nivolumab 480 mg Q4W IV Ex vivo (overnight) ELISpot for CD8+ T cell responses IFN-g spot forming units per 106 PBMCs Weeks 0 4 8 12 16 20 24 Planned study treatment Pt 1* NSCLC KRAS G12C Pt 2 NSCLC KRAS G12C Pt 3 NSCLC KRAS G12C SLATE TBD Dose Level 1 (SAM: 30 mg) * High-dose steroids administered at week 4 for elbow pain Dose Level 2 (ChAdV + SC ipi; 30 mg SAM + SC ipi)

84-year old female with stage IV NSCLC; KRAS G12C Prior Therapy Pembrolizumab (best response = PD) Anti-TIGIT (best response = SD) Carboplatin/pemetrexed/SBRT (best response = PR) Disease progression following chemotherapy SLATE Response 20% tumor reduction at week 8 Grade 2 pruritis SLATE Patient 2, Dose Level 1: ChAdV Prime Induces Strong ex vivo CD8+ T Cell Responses Boosted by 30µg Dose of SAM *Additional data not shown for Pt 1 due to lack of T cell response and progression at first scan (day 56) NSCLC, non-small cell lung carcinoma; SFU, spot-forming unit Nivolumab Prime Boost Boost

SLATE Patient 2, Dose Level 1: ~20% Sustained Tumor Shrinkage image pending Baseline Week 8 Week 16 95 mm* 76 mm* (-20% relative to baseline) 77 mm* (-19% relative to baseline) *Sum of longest diameters of two target lesions

Dose Escalation Continues in SLATE

All sites actively screening; additional sites pending activation

All patients receive nivolumab (anti-PD-1)

High Frequency KRAS Mutation:

- Lung
- Pancreatic
- Colorectal (MSS)
- Mutation Positive Tumors

ChAdV prime
IM: 10^{12} vp
SC: 30 mg ipilimumab
→
SAM boosts (x8)
IM: 300 μg
SC: 30 mg ipilimumab

ChAdV prime
IM: 10^{12} vp
SC: 30 mg ipilimumab
→
SAM boosts (x8)
IM: 100 μg
SC: 30 mg ipilimumab

ChAdV prime
IM: 10^{12} vp
SC: 30 mg ipilimumab
→
SAM boosts (x8)
IM: 30 μg
SC: 30 mg ipilimumab
Ongoing

ChAdV prime
IM: 10^{12} vp
→
SAM boosts (x8)
IM: 30 μg
Completed

Note: IM refers to intramuscular, SC refers to subcutaneous and vp refers to viral particles

31

gritstone ONCOLOGY

Single-Arm Phase 2 Cohorts in Patients with Advanced Tumors Phase 1 DL4 DL1 DL2 DL3 Tumor Type Clinical Activity MSS-CRC 3L ORR > 15% NSCLC post-IO ORR > 20% PDA 1L Metastatic ORR > 20% or PFS > 9mo In Advanced Tumor Types, SLATE Phase 2 is Expected to Begin 2H20 Interim Analysis and further expansion to support accelerated approval Tumor types: NSCLC, PDA, MSS-CRC Treatment setting: neoadjuvant and displacing or following adjuvant chemotherapy Design: randomize 1:1 Primary objective: recurrence free survival (RFS) Effect size: Hazard Ratio (HR) = 0.5 Randomized Phase 2 Adjuvant Study in High-Risk Localized Tumors RP2D DL = dose level MSS-CRC 3L NSCLC post-IO/chemo Refractory Acquired resistance PDA 1L maintenance Focus is on adjuvant trial(s) plus tumor types with potential for accelerated approval path

Compelling U.S. Market Opportunity for SLATE Total Potential Patient Population Per Year (All indications) Total U.S. Market Opportunity Per Year in bn$ (*) > 19,000 > $3.5Bn PANCREAS MSS-CRC NON-SMALL CELL LUNG Annual Mortality Neoantigen Therapy Eligible / Year 49,000 2028 52,000 130,000 NSCLC ADJUVANT 46,000 2,500 3,200 2L 1,900 3L 11,000 1L Annual Incidence Regional Disease *SEER & NCBI data and internal estimates

EDGE Development Continues and is Identifying Novel Neoantigens 2019 2020 2021+ Tumor APC HLA Class I Neoantigen HLA Class II Neoantigen CD8 T cell CD4 T cell EDGE I HLA Class I presented peptides Published in Nature Biotechnology Issued U.S. Patent EDGE II HLA Class I and Class II presented peptides Application in SLATE and GRANITE programs Next Gen EDGE Incorporate modeling of immunogenicity / T cell recognition Novel antigen class identification

SLATE Development Opportunities and New Patient Populations SLATE Version 1 KRAS driven Class I only 1 neoantigen per patient SLATE Version 2 KRAS driven Class I + Class II >1 neoantigen for subset of patients Next Gen SLATEs MSI tumors HCC (Liver) MDS/AML Novel neoantigens 2019 2020 2021+ SLATE products

TUMOR-SPECIFIC BISPECIFIC ANTIBODIES (BiSAb)

First Generation of Solid Tumor BiSAb Targets May Have a Limited Therapeutic Window Due To High Expression in Normal Tissues TPM= Transcripts per million CEA Expression in Top 5 Tumor Types in TCGA CEA Expression in Top 5 Normal Tissues in GTex 3500 3000 2500 2000 1500 1000 500 0 CEA TPM (median in expressing tumors) Rectum Colon Esophageal Pancreatic Stomach Tumor Type 3500 3000 2500 2000 1500 1000 500 0 Colon Esophagus Vagina Small Intestine Cervix Normal Tissue CEA TPM (95%-tile across donors)

Bispecific Antibody Therapy for Solid Tumors May be Enhanced with Superior Tumor-Specific Target Selection Validate on primary human tumors Determine surface density Identify High Quality Tumor-Specific HLA-Peptide Targets Overall target health-check: How many similar peptides exist? How similar are they? Where are they expressed? Predict Potential Off-Target Binding of Ab Employ target and off-target analyses in optimized discovery Prioritize targets with ideal characteristics: uniqueness, validation, density, prevalence Utilize off-target information throughout discovery and optimization to drive high specificity

Select HLA-Peptide Complexes are as Densely Expressed on Cancer Cells as Validated B Cell Targets, Offering Novel Solid Tumor Targets BCMA Gritstone Targets Target Surface Density on Primary Human Cancer Specimens BCMA data from Seckinger et al., 2017, Cancer Cell 31, 396–410 (ABC assay) Gritstone targets determined by mass spectrometry

Superior Off-Target Liability Prediction Using EDGE

An engineered T cell with a TCR targeting a MAGEA3 peptide resulted in deaths in a clinical study due to cross-reacting with a peptide from an unrelated protein, called titin, expressed in heart muscle

We use EDGE to identify the off-target liabilities that are most likely to be presented:


Target peptide
+ HLA
List of similar
peptides
EDGE

Closest peptides in terms of sequence that are likely to be presented in same HLA as target

While developing a bispecific to a MAGEA3/6 peptide, our methods identified titin as a potential liability. We were able to demonstrate lack of binding & cytotoxicity of the titin target by our bispecific.

40

gritstone ONCOLOGY

Gritstone BiSAb Against HLA-peptide Complexes Can Drive Potent and Efficient Killing In Vitro and In Vivo Tumor + PBMC 20 ug BiSAb Single Dose

BUSINESS OPERATIONS

Strong U.S. and Global Foundational IP Position

Broad and Deep Intellectual Property Covering:

edge™
EPITOPE DISCOVERY IN CANCER GENOMES

- Issued U.S. Patent
- Class I and Class II prediction
- Patient Selection

GRANITE SLATE

- Vectors including ChAdV and SAM
- Personalized and Shared NeoAg Targets
- Manufacturing
- Exclusive Delivery Technology License

BISPECIFIC ANTIBODIES

- Optimized Bispecific Antibody Platforms
- Cancer-Testis Antigen Targets and Binders
- Shared NeoAg Targets and Binders

CELL THERAPY

- Cancer-Testis Antigen Targets
- Shared NeoAg Targets
- TCRs Binding Targets

130+ Applications Pending Worldwide | **1** Issued U.S. Patent | **2036-2040** Patent Exclusivity

43

gritstone oncology

Manufacturing is Critical – Continued In-Sourcing and Development GRANITE Personalized Neoantigen Cassette SLATE Shared Neoantigen Cassette Plasmid Neoantigen DNA ChAdV Production RNA-Production Reverse Transcription Lipid Nanoparticle Encapsulation GMP: Internal 2018/19 GMP: Internal 1H20 Release Testing GMP: External 1H20

Cash, Cash Equivalents and Marketable Securities $153.1MM Operating Expenses $66.8MM 12 Months Ended December 31, 2018 3 Months Ended September 30, 2019 Cash, Cash Equivalents and Marketable Securities $151.5MM $24.9MM Research and Development Expenses General and Administrative Expenses $4.6MM Key Financial Highlights

Multiple Value-Generating Milestones in Next 12 Months

Anticipated Milestones

	1H-2020	2H-2020	1H-2021
GRANITE Phase 1 Clinical Data	○		
SLATE Phase 1 Clinical Data	○		
GRANITE Phase 2 Initiation (advanced disease)		○	
SLATE Phase 2 Initiation (advanced disease)		○	
BiSAb Dev. Candidate Nomination (KRAS^{mut} / CTA*)		○	
SLATE Phase 2 Adjuvant Initiation (early disease)			○
GRANITE Phase 2 Adjuvant Initiation (early disease)			○

*Cancer testis antigen

46

Thank you!